Exhibit 10.1.1





      WHEREAS, the board of directors of the corporation deems it advisable to increase the number of shares of common stock available under the corporation's Incentive Stock Compensation Plan;

      BE IT:

      RESOLVED, that the number of shares available under the Plan shall be increased from 7,500,000 to 9,000,000; and further

      RESOLVED,  that  section  1.3(a) of the Plan is hereby  deleted  and a new section 1.3(a) is inserted in lieu thereof, as follows:

      (a) The number of shares of Common Stock with respect to which Options and Restricted Stock Awards may be granted shall be 9,000,000 shares of Common Stock, subject to Section 3.1 and subject to adjustment in accordance with the remaining provisions of this Section 1.3 and the provisions of Section 4.1.

      and further,

      RESOLVED,   that  the  foregoing  amendment  shall  be  presented  to  the stockholders of the corporation for approval at its annual meeting to be held on March 24, 2000.




                                    Signed _______________________

                                           Greg L. Lee
                                           Chairman of the Board of Directors